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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        DATE OF REPORT (Date of earliest event reported): August 14, 2002




                        AMERICAN GENERAL FINANCE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



Indiana                            1-7422                            35-1313922
(STATE OR OTHER               (COMMISSION FILE                    (IRS EMPLOYER
JURISDICTION OF                    NUMBER)                   IDENTIFICATION NO.)
INCORPORATION)


                  601 N.W. Second Street, Evansville, IN 47708
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (812) 424-8031
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ITEM 9.  REGULATION FD DISCLOSURE.

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), each of the Principal Executive Officer and Principal Financial Officer of American General Finance, Inc. (the "Company") have made certifications to accompany the Company's Quarterly Report on Form 10-Q for the quarter-ended June 30, 2002. Although the Company's Quarterly Report on Form 10-Q was filed with the Securities and Exchange Commission on the morning of July 30, 2002, prior to the effective time of the Sarbanes-Oxley Act, the Company voluntarily provided the certifications to the Securities and Exchange Commission on August 14, 2002. A copy of each of the certifications is attached hereto as an Exhibit.

      In addition, although not required by the Securities and Exchange Commission Order No. 4-460, each of the Principal Executive Officer and the Principal Financial Officer of the Company are furnishing sworn statements herewith in the format prescribed by the Securities and Exchange Commission's Order. A copy of each of these statements is attached hereto as an Exhibit.

      Each of these Exhibits is being furnished and is not filed pursuant to Regulation FD.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   American General Finance Corporation


                                   By:  /s/ Donald R. Breivogel, Jr.
                                        ----------------------------------------
                                        Name:   Donald R. Breivogel, Jr.
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


Date:  August 14, 2002
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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------

99.1 Certification of Frederick W. Geissinger, Chairman, Chief Executive Officer and President of American General Finance, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Donald R. Breivogel, Jr., Senior Vice President and Chief Financial Officer of American General Finance, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002

99.3 Statement Under Oath of Principal Executive Officer of American General Finance, Inc., Frederick W. Geissinger, Regarding
               Facts and Circumstances relating to Exchange Act Filings

99.4 Statement Under Oath of Principal Financial Officer of American General Finance, Inc., Donald R. Breivogel, Jr., Regarding Facts and Circumstances relating to Exchange Act Filings